Exhibit 10.1

NABORS INDUSTRIES, INC.,

as Issuer

and

NABORS INDUSTRIES LTD.,

as Guarantor

FIRST SUPPLEMENTAL INDENTURE

Dated as of January 22, 2020

WILMINGTON TRUST, NATIONAL ASSOCIATION,

as Trustee

and

CITIBANK, N.A.,

as Securities Administrator

This First Supplemental Indenture dated as of January 22, 2020 (the “First Supplemental Indenture”) among Nabors Industries, Inc., a Delaware corporation (the “Company”), Nabors Industries Ltd., a Bermuda exempt company (the “Guarantor”), Wilmington Trust Company, a Delaware banking corporation, as trustee (the “Trustee”) and Citibank, N.A., a national banking association, as paying agent, registrar, securities custodian and authenticating agent (the “Securities Administrator”), to the Indenture, dated as of December 9, 2016, between the Company, the Guarantor, the Trustee and the Security Administrator (the “Indenture”).

WHEREAS, each of the Company and the Guarantor has heretofore executed and delivered to the Trustee the Indenture, providing for the issuance in aggregate principal amount of $600,000,000 5.5% Senior Notes due 2023 (the “Notes”);

WHEREAS, pursuant to Section 8.02 of the Indenture, the Company, the Guarantor, the Trustee and the Securities Administrator, as applicable, may amend the Indenture as it applies to the Notes with the written consent of the Holders of at least a majority in principal amount of the Notes then outstanding;

WHEREAS, the Company desires to amend certain provisions of the Indenture, as set forth in Article I hereof;

WHEREAS, the Holders of at least a majority in principal amount of the Notes outstanding have consented to the amendments to the Indenture effected by this First Supplemental Indenture;

WHEREAS, the Company has provided to the Trustee and the Securities Administrator such documents as are required to be provided to it under Section 6.02(b), Section 8.06 and Section 11.04 of the Indenture, has requested the Trustee and the Securities Administrator to join with it and the Guarantor in the execution and delivery of this First Supplemental Indenture, and pursuant to Section 8.02 of the Indenture, the Company, the Guarantor, the Trustee and the Securities Administrator are authorized to execute and deliver this First Supplemental Indenture;

WHEREAS, all other actions necessary to make this First Supplemental Indenture a legal, valid and binding agreement of the Company, the Guarantor, the Trustee and the Securities Administrator in accordance with its terms, and a supplement to, the Indenture, have been performed;

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties mutually covenant and agree for the benefit of each other and the equal and ratable benefit of the Holders as follows:

ARTICLE I

AMENDMENTS TO INDENTURE

Section 1.1. Amendments to Section 3.07, Section 3.09, Section 5.01 and 10.03(a) of the Indenture

Upon written notification to the Trustee and the Securities Administrator by the Company that it has purchased all of the Notes validly tendered and not validly withdrawn prior to 5:00 p.m., New York City time, on January 17, 2020, pursuant to the Offer to Purchase and Consent Solicitation Statement, dated as of January 6, 2020, and any amendments, modifications, or supplements thereto, then automatically (without further act by any person), with respect to the Notes:

(a) Section 3.07, “Limitation on Liens” shall be deleted;

(b) Section 3.09, “Limitation on Sale and Leaseback Transactions” shall be deleted;

(c) subsection (iii) of Section 5.01, “Events of Default,” shall be deleted except insofar as such subsection is applicable to the Company’s obligations under Section 3.04, Section 3.08 and Section 3.10 of the Indenture and the Company’s obligations under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”);

(d) Section 10.03(a) shall be amended and restated in its entirety as follows:

“At least 3 Business Days but not more than 75 days before a Redemption Date (unless a different notice period is specified in the Securities), the Company shall mail in conformity with Section 11.02 a notice of redemption to each Holder whose Securities are to be redeemed. The notice shall identify the Securities to be redeemed (including CUSIP, ISIN or similar numbers, if any) and shall state…;” and

(e) the defined terms in the Indenture shall be revised as needed to reflect the foregoing amendments.

ARTICLE II

MISCELLANEOUS

Section 2.1. Capitalized Terms.

Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

Section 2.2. Indenture in Full Force and Effect.

Except as expressly provided herein, all of the terms, provisions and conditions of the Indenture and the Notes shall remain in full force and effect.

Section 2.3. Governing Law.

THIS FIRST SUPPLEMENTAL INDENTURE WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 2.4. Waiver of Jury Trial.

EACH OF THE COMPANY, THE GUARANTOR, THE TRUSTEE AND THE SECURITIES ADMINISTRATOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS FIRST SUPPLEMENTAL INDENTURE, THE INDENTURE, THE NOTES, THE GUARANTEES OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

Section 2.5. Counterparts.

The parties hereto may sign any number of copies of this First Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. The exchange of copies of this First Supplemental Indenture and of signature pages by facsimile or portable document format (“PDF”) transmission shall constitute effective execution and delivery of this First Supplemental Indenture as to the parties hereto and may be used in lieu of the original First Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.

Section 2.6. Headings.

The headings of the Sections of this First Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part of this First Supplemental Indenture and shall in no way modify or restrict any of the terms or provisions hereof.

Section 2.7. Conflicts with Trust Indenture Act.

If any provision of this First Supplemental Indenture limits, qualifies or conflicts with another provision which is required to be included in this First Supplemental Indenture or the Indenture by the Trust Indenture Act, the required provision shall control.

Section 2.8. Effectiveness.

The provisions of this First Supplemental Indenture will take effect immediately upon its execution and delivery by the Trustee and the Securities Administrator in accordance with the provisions of Section 8.02 of the Indenture; provided that the amendments to the Indenture set forth in Section 1.1 of this First Supplemental Indenture shall become operative as specified in Section 1.1 hereof.

Section 2.9. The Trustee and the Securities Administrator.

Each of the Trustee and the Securities Administrator accepts the amendments to the Indenture effected by this First Supplemental Indenture and agrees to execute the trusts created by the Indenture as hereby amended, but only upon the terms and conditions set forth in the Indenture. The Trustee makes no representation as to and shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this First Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Company and the Guarantor. All of the provisions contained in the Indenture in respect of the rights, privileges, immunities, powers, and duties of the Trustee shall be applicable in respect of this First Supplemental Indenture as fully and with like force and effect as though fully set forth in full herein.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed, all as of the date first above written.

NABORS INDUSTRIES, INC.

By:	/s/ Popin (Bob) Su
	Name:	Popin (Bob) Su
	Title:	Vice President and Treasurer

NABORS INDUSTRIES, LTD.

By:	/s/ Mark D. Andrews
	Name:	Mark D. Andrews
	Title:	Corporate Secretary

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Trustee

By:	/s/ W. Thomas Morris, II
	Name:	W. Thomas Morris, II
	Title:	Vice President

CITIBANK, N.A.,
as Securities Administrator

By:	/s/ Louis Piscitelli
	Name:	Louis Piscitelli
	Title:	Senior Trust Officer